Exhibit 99.1

SAML Announces Strategic Review and Operational Streamlining of Public Safety Businesses and Shareholder Meeting Date.

NEW YORK, NY – 31 March 2025 – Samsara Luggage Inc. (OTC: SAML), a publicly traded company focused on acquiring and growing businesses in the public safety sector, today announced the streamlining of its operations to enhance efficiency and position the company for future growth. Additionally, the company is completing feasibility studies, due diligence, and/or contract negotiations on several potential acquisitions and growth initiatives.

SAML currently operates seven public safety subsidiaries across the United States and the United Arab Emirates, along with an industrial electric vehicle (EV) business in Serbia. These businesses are undergoing efficiency and cost-reduction initiatives to better align resources and optimize cash flow while building a robust management team to support the company’s uplisting ambitions.

Like many OTC companies, the company has faced challenges raising capital over the past two years, significantly affecting the growth and operations of its operating companies and its parent company, Ilustrato Pictures International Inc. (“ILUS”). However, ILUS believes it has a clear path to significant capital access during the next quarter. It’s anticipated that SAML will benefit greatly from improved investment, cash flow, and liquidity, allowing it to revitalize the cash-starved subsidiaries and reignite its growth and acquisition plans.

Streamlining the Public Safety Division

In 2024, SAML faced challenges scaling its public safety division due to the business’s capital-intensive nature and limited access to growth capital. To address these challenges, the company has implemented operational improvements to enhance cost efficiency and plans to advance previously delayed product certifications.

“There is no beating around the bush. The last 18 months in the ERT businesses have been extremely tough, with limited access to working capital. However, we expect those days are rapidly ending as the parent company anticipates being in a stronger position to assist with working capital. We remain committed to advancing our public safety ERT businesses and positioning the company for an uplisting alongside simultaneous M&A activities. I’m expecting an exciting time, with lots of hard work bringing our visions to reality, but we are ready,” said Nicolas Link, Interim CEO of SAML.

SAML is exploring non-cash-intensive acquisitions that can add scale and enhance the company’s market presence to supplement organic growth.

Revitalizing the Industrial Electric Vehicle Business

SAML’s Eraptor division, which focuses on industrial electric vehicles, will also receive renewed focus in 2025. Resource constraints in 2024 led to stalled production and R&D activities. Management aims to resume production and enhance R&D efforts to capitalize on the growing demand for innovative industrial EV solutions.

The Eraptor business is strategically aligned with SAML’s public safety operations, sharing a similar customer base and target markets. This alignment offers opportunities for cross-sector synergies and market penetration.

Exploring opportunities

Over the past 36 months, the world has changed considerably in almost all areas, including but not limited to governments, costs, inflation, financing, access to capital, technology, geopolitics, energy demands, defense, remote working, and nearly every aspect of daily life. These changes have drastically altered global dynamics. For this reason, we will explore opportunities that will add value to shareholders and generate positive cash flow, focusing on areas that align with our management skill set.

Corporate Updates

SAML also provides the following updates regarding its corporate structure and leadership. The company had previously filed for a name change to Emergency Response Technologies Inc. and a new trading symbol (RESQ). Although the application was initially declined due to a lender relationship, the company has since resolved the matter. Management expects to refile an application after its audited 2024 financials are completed.

Mr. John-Paul Backwell has stepped down as CEO and a Director of the Company to devote his efforts to developing Nasdaq-listed Fusion Fuel Green Plc (Nasdaq: HTOO), a corporation in which SAML’s parent entity, ILUS, maintains a substantial shareholding. Mr. Nicolas Link will temporarily assume the duties of CEO while the company recruits a new permanent CEO and Mr. Backwell will remain as an advisor to the company.

“We will undoubtedly miss John Paul Backwell’s involvement in ERT, but he remains a part of our extended ILUS family. He remains an advisor to ERT while focusing primarily on the HTOO business. I want to thank JP for his incredible sacrifice and commitment to the ERT business and to the group, for that matter. We are actively recruiting for a CEO to lead the SAML business into the next stage,” said Nicolas Link, Chairman and Interim CEO.

SAML notifies shareholders that it will file an NT 10-K and will file its financials late for a number of reasons, including but not limited to the following:

●	Addressing several SEC comments on its previous filings and disclosures, many of which are technical accounting issues, with numerous comments dating back to a period before our takeover.
●	There have been a number of changes within the group, including acquisitions, mergers, and share swaps. All of these have a knock-on effect in terms of accounting and consolidation that can only be completed once the subsidiaries have been audited and can be consolidated. We are mindful that we want to file the 2024 financials and any prior amendments correctly, providing a clean runway for upcoming registrations across the group. We have engaged consultants to assist with this, who have been working on it for several months.
●	In 2024, we changed auditors across the group, who are re-auditing the entire two-year period and can only complete their audits sequentially as the group finishes each part.
●	We also underwent software integration across the companies of an integrated ERP system, which naturally took time.
●	To prevent this scenario from happening again, we have hired additional accounting resources, highly experienced specialists in management within this area, and consultants with extensive PCAOB and SEC experience to ensure that we are accurate going forward.

The team is working diligently to complete the filing as soon as possible. Management thanks shareholders for their patience and assures them that the delay is not due to any legal problems. Instead, it is for continued improvement and to address previously raised regulatory comments, allowing for smoother registration processes in the future.

SAML will hold its annual shareholder meeting on June 20, 2025, as part of the broader ILUS group shareholder meeting, with further information to be published in due course.

More information on the company’s progress can be found in the links below:

Website: https://ert-international.com
X: @ERT_ILUS
Email: info@ert-international.com
Source: SAML
Related Links: https://ert-international.com

Forward-Looking Statement

Certain information set forth in this press release contains “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, the (i) projected financial performance of the Company; (ii) completion of, and the use of proceeds from, the sale of the shares being offered hereunder; (iii) the expected development of the Company’s business, projects, and joint ventures; (iv) execution of the Company’s vision and growth strategy, including with respect to future M&A activity and global growth; (v) sources and availability of third-party financing for the Company’s projects; (vi) completion of the Company’s projects that are currently underway, in development or otherwise under consideration; (vii) renewal of the Company’s current customer, supplier and other material agreements; and (viii) future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements. Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements. The Securities and Exchange Commission (“SEC”) has provided guidance to issuers regarding the use of social media to disclose material non-public information. In this regard, investors and others should note that we announce material financial information via official Press Releases, in addition to SEC filings, press releases, Questions & Answers sessions, public conference calls and webcasts also may take time from time to time. We use these channels as well as social media to communicate with the public about our company, our services, and other issues. It is possible that the information we post on social media could be deemed to be material information. Therefore, considering the SEC’s guidance, we encourage investors, the media, and others interested in our company to review the information we post on social & media channels.

SOURCE: Samsara Luggage Inc.